_________________________________________________________________


                     SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549

                                 Form 8-K


                               CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

              Date of Report (Date of earliest event reported)
                               August 15, 1996


                 ContiMortgage Home Equity Loan Trust 1996-2
           (Exact name of registrant as specified in its charter)



         New York                    33-99340                13-3888491
 (State or Other Jurisdiction      (Commission)            (I.R.S. Employer
  of Incorporation)               File Number)            Identification No.)



 c/o Manufacturers & Traders Trust
 One M&T Plaza
 Buffalo, New York
 Attn: Corporate Trust Department                        14203-2599
 (Address of Principal)                                  (Zip Code)


 Registrant's telephone number, including area code (716) 842-5589



                                 No Change
     --------------------------------------------------------------------
         (Former name or former address, if changed since last report)




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Note: Please see page 5 for Exhibit Index                            Page 1




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 Item 5.     Other Events.

       On August 15, 1996 a scheduled distribution was made from the Trust to holders of the Class A Certificates. The information contained in the Trustee's Monthly Servicing Report for the month of July 1996 dated August 15, 1996 attached hereto as Exhibit 19 is hereby incorporated by reference.

      In addition to the information included in the Trustee's Monthly Report, the gross servicing compensation paid to the Servicer and Subservicers for the month of July, 1996 was $204,607.76

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 Item 7.    Financial Statements, Pro Forma Financial Information and
            Exhibits.

 (a)        Not applicable

 (b)        Not applicable

 (c)        Exhibits:

   19.   Trustee's Monthly Servicing Report for the month of July,
         1996

                                SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                          By:  CONTISECURITIES ASSET FUNDING CORP.,
                               As Depositor




                               By:   /s/    Jerome M. Perelson
                                     Name:  Jerome M. Perelson
                                     Title: Vice President

                               By:   /s/    Susan E. O'Donovan
                                     Name:  Susan E. O'Donovan
                                     Title: Vice President




 Dated: August 30, 1996

                                EXHIBIT INDEX


 Exhibit No. Description
 19.     Trustee's Monthly Servicing Report for the
         Month of July, 1996.